LOAN AGREEMENT

This Loan Agreement (“Agreement”) is entered into as of July 24, 2015 (the “Effective Date”), by and between FRP DEVELOPMENT CORP., a Maryland corporation, and FRP Manassas LLC, a Maryland limited liability company (individually and collectively, “Borrower”), whose address is Attn:  Chief Financial Officer, 200 West Forsyth Street, 7th Floor, Jacksonville, Florida 32202, and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (“Lender”), whose address, for purposes of this Agreement, is 2000 West First Street, Suite 100, Winston-Salem, North Carolina 27104, Attention: Commercial Real Estate.

PRELIMINARY STATEMENTS

Lender has agreed to make: (a) a revolving line of credit loan to Borrower in an amount not to exceed EIGHTEEN MILLION AND NO/100THS DOLLARS ($18,000,000.00) the proceeds of which are to be used by Borrower to finance future commercial real estate acquisition and development with primary concentration in the office, industrial, and warehouse sectors (the “Development Line of Credit”); and (b) a revolving line of credit loan to Borrower in an amount not to exceed TWO MILLION AND NO/100THS DOLLARS ($2,000,000.00) the proceeds of which are to be used by Borrower for general business purposes (the “Working Line of Credit,” and together with the Development Line of Credit, collectively, the “Loan”). Pursuant to the Deed of Trust (as defined below), the Loan is secured, in part, by a lien on the Property and Improvements (as such terms are defined below), which Property and Improvements are owned and pledged by Borrower FRP Manassas LLC, a Maryland limited liability company (“Property Grantor”).

In connection with the funding and administration of the Loan, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

The following terms as used in this Agreement or in the other Loan Documents shall have the following meanings:

1.1.

Appraisal. As defined in Section 4.8 of this Agreement.

1.2.

Authorized Agent. Either Thompson S. Baker II or John D. Milton, Jr. are authorized to execute and deliver a Request for Advance of Loan Proceeds under this Agreement.

1.3.

Bankruptcy Code.  Means 11 U.S.C. §101, et seq., as the same may be amended from time to time.

1.4.

Bankruptcy Proceeding.  Means any voluntary or involuntary petition or other similar filing for relief under any applicable Debtor Relief Law.

1.5.

Business Day. Any day that is not a Saturday, Sunday or banking holiday in the State.

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1.6.

Costs. All fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after a Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Security Documents or any of the other Loan Documents, including reasonable attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Project.

1.7.

Debtor Relief Law.  Means the Bankruptcy Code, or any other present or future state or federal law regarding bankruptcy, reorganization or other similar relief to debtors.

1.8.

Deed of Trust. The Credit Line Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith, from Borrower to Lender encumbering the Premises and securing repayment of the Obligations.

1.9.

Default. The occurrence of any of the events described in Article 8 of this Agreement, including expiration of any applicable notice and cure period set forth therein.

1.10.

Default Rate. A rate equal to the lesser of (a) the interest rate payable under the Note at the time a Default occurs, plus five percent (5.00%) per annum, and (b) the highest rate of interest allowed by Law.

1.11.

Development Line of Credit.  As defined in the Preliminary Statements above.

1.12.

Development Note. That certain Promissory Note of even date herewith, from Borrower to Lender in the principal amount of up to $18,000,000.00, which note evidences the Development Line of Credit.

1.13.

DSCR.  The debt service coverage ratio for the Project, to be calculated in accordance with the provisions of this Agreement.

1.14.

DSCR Test Date.  As defined in Section 7.14 of this Agreement.

1.15.

Environmental Due Diligence. Environmental due diligence for the Project acceptable to Lender, which may include, at Lender’s discretion, a phase I environmental site assessment.

1.16.

Equity. A minimum of $20,000,000.00 of up-front equity in the Project.

1.17.

Governmental Authority. Any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

1.18.

Guarantor. FRP HOLDINGS, INC., a Florida corporation.

1.19.

Guaranty or Guaranty Agreement. That certain Guaranty and Suretyship Agreement of even date herewith guaranteeing all the Obligations of Borrower under the Loan Documents, executed by the Guarantor in favor of Lender.

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1.20.

Improvements. The existing improvements on the Land consisting of an approximately 125,550 square feet industrial building located at 11800 Brewers Spring Road, an approximately 117,600 square feet industrial building located at 11801 Brewers Spring Road, and an approximately 129,850 square feet industrial building located at 7600 Doane Drive, Manassas, Prince William County, Virginia, all of which are situated on the Real Property, together with all amenities and on-site parking spaces, and together with any future improvements made to the Project.

1.21.

Indemnity Agreement. That certain Environmental Indemnity Agreement of even date herewith, signed by Borrower and Guarantor in favor of Lender.

1.22.

Interest Rate Swap. Any agreement, whether or not in writing, relating to any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option (swaption), foreign exchange transaction, interest rate cap transaction, interest rate floor transaction, interest rate collar transaction, currency swap transaction, currency option, or any other similar transaction, including, unless the context otherwise clearly requires, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into by Borrower (or its affiliate), in connection with the Loan, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

1.23.

Land. The real property described in Exhibit A attached hereto.

1.24.

Laws. All federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority applicable to the Loan and/or having jurisdiction over the Project, as may be in effect from time to time.

1.25.

Leases. All leases and other similar agreements, whether now existing or hereafter entered into, for space at the Premises, including all lease guaranties related thereto, as the same may be amended or modified from time to time.

1.26.

Loan. Collectively, the Development Line of Credit, as evidenced by the Development Note, and the Working Line of Credit, as evidenced by the Working Note. The total amount advanced under the Note shall not exceed fifty percent (50.00%) of the appraised value of the Project, as determined by Lender based upon an appraisal provided by Borrower. The terms of the Loan are provided for herein and in the Note and the other Loan Documents.

1.27.

Loan Documents. The Note, the Security Documents, the Indemnity Agreement, the Guaranty, any Interest Rate Swap entered into in connection with the Loan, this Agreement and any other documents or instruments evidencing or securing the Loan.

1.28.

Loan Proceeds. The Loan funds disbursed or to be disbursed under the Note pursuant to this Agreement.

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1.29.

Maturity Date. July 24, 2020, or such earlier date on or prior to the Conversion Deadline (as defined in the Note) in the event that the Loan is converted into a ten (10) year term loan in compliance with the terms of the Note.

1.30.

Net Operating Income.  With respect to any applicable period, all Rents received under any Lease on a current actual rent roll for tenants occupying space and paying rent, minus normalized annual expenses acceptable to Lender for such period, to include a 4.00% management fee and a $0.15 per square foot replacement reserve.

1.31.

Note. Collectively, the Development Note and the Working Note.

1.32.

Obligations. All present and future debts, obligations and liabilities of Borrower to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Costs, expenses, indemnification payments, fees and other amounts due at any time under the Security Documents or any of the other Loan Documents, together with interest as provided in the Loan Document; (c) to pay and perform all obligations of Borrower (or its affiliate) under any Interest Rate Swap; and (d) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower is required to perform, observe or comply with pursuant to the terms of the Loan Documents.

1.33.

Operating Account.  The operating account of Borrower for the Project, to be established and maintained with Lender and into which all income and revenue generated by the Project, including without limitation the security deposits received by the Borrower from each property tenant, shall be deposited pursuant to the terms of this Agreement.

1.34.

Person. An individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

1.35.

Premises or Property. The Land, and all of the estate, right, title and interest of Borrower at law or in equity in and to the Land, and all of the buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land and all fixtures, machinery, appliances, equipment, furniture and personal property of every kind whatsoever now or hereafter owned by Borrower and located in or on, or attached to, and used or intended to be used in connection with the Land.

1.36.

Project. The operation of the Improvements on the Land, as contemplated by this Agreement.

1.37.

Property Management Agreement.  Any current or future property management agreement for the Property between Borrower and the Property Manager, which agreement shall be subject to the approval of Lender in its reasonable discretion.

1.38.

Property Manager.  Any current or future property manager for the Project, which manager shall be subject to the approval of the Lender in its reasonable discretion.

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1.39.

Release Parcel. As defined in Section 7.17 of this Agreement.

1.40.

Release Price Percentage. As defined in Section 7.17 of this Agreement.

1.41.

Replaced Parcel. As defined in Section 7.18 of this Agreement.

1.42.

Request for Advance. Only with respect to the Development Line of Credit, a draw request executed by an Authorized Agent and submitted by Borrower on Lender’s form attached hereto as Exhibit B, together with supporting documentation as may be required by Lender, and which shall set forth the amount of the Development Line of Credit requested to be disbursed, and such other statements as Lender may require to process the request and administer the Development Line of Credit.

1.43.

Rents.  Means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property, or arising from the use or enjoyment of the Property, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Property.

1.44.

Security Documents. The Deed of Trust, any UCC financing statements registered in connection with the Loan, the Assignment of Management Agreement, and any and all other Loan Documents which secure the Obligations.

1.45.

State. The State of North Carolina.

1.46.

Substitute Parcel. As defined in Section 7.18 of this Agreement.

1.47.

Title Insurance Agent. Walker Title, LLC

Contact Information:	11781 Lee Jackson Memorial Highway, Suite 300
Fairfax, Virginia 22033
Attention: Thomas F. Digges
Telephone: (703) 591-2325
Facsimile: (703) 591-2328

1.48.

Title Insurance Commitment. An American Land Title Association (“ALTA”) mortgagee’s title insurance commitment to be issued by the Title Insurance Company in such form as is acceptable to Lender.

1.49.

Title Insurance Company. First American Title Insurance Company.

1.50.

Title Insurance Policy. An ALTA mortgagee’s title insurance policy to be issued by the Title Insurance Company in the amount of the Note showing fee simple title to the Premises to be vested in Borrower and insuring the Deed of Trust as a first lien on the Premises, subject only to exceptions permitted by Lender, and otherwise in form and substance acceptable to Lender.

1.51.

Working Line of Credit.  As defined in the Preliminary Statements above.

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1.52.

Working Note. That certain Promissory Note of even date herewith, from Borrower to Lender in the principal amount of up to $2,000,000.00, which note evidences the Working Line of Credit.

ARTICLE 2. WARRANTIES AND REPRESENTATIONS

In consideration for Lender committing to fund the Loan, Borrower hereby represents and warrants to Lender on the date of this Agreement and continuing thereafter, as follows:

2.1.

Purpose of Loan. The Development Line of Credit shall be used for the payment of certain approved transaction costs, to finance and refinance commercial real estate acquisition and development costs incurred in Borrower’s regular course of business, and for no other purpose. The Working Line of Credit shall be used for the general business purposes of Borrower and Guarantor. The Loan is for commercial purposes. As more particularly set forth in the Development Note, until such time as the Development Note is converted to a term loan in compliance with the terms of Section 4 of the Development Note, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow the Development Line of Credit funds, subject to all of the limitations, terms and conditions of the Development Note, this Agreement, and of any agreement executed in connection herewith, provided that the outstanding principal balance of the Development Note shall at no time exceed the Development Line of Credit amount. As more particularly set forth in the Working Note, until such time as the Working Note is converted to a term loan in compliance with the terms of Section 4 of the Working Note, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow the Working Line of Credit funds, subject to all of the limitations, terms and conditions of the Working Note, this Agreement, and of any agreement executed in connection herewith, provided that the outstanding principal balance of the Working Note shall at no time exceed the Working Line of Credit amount.

2.2.

Pending Suits. There are no suits, judgments, bankruptcies or executions pending or threatened against Borrower or the Premises, which have not been disclosed to Lender as of the Effective Date.

2.3.

Financial Statements. The Financial Statements delivered by Borrower and Guarantor to Lender are true and correct in all material respects, fairly present the respective financial condition of the subject thereof as of the respective dates thereof, no material adverse change has occurred in the financial condition reflected therein since the respective dates thereof, and no additional borrowings have been made by Borrower since the date thereof other than the borrowing contemplated hereby or other borrowing approved by Lender.

2.4.

No Mechanic’s or Materialmen’s Liens. Borrower has, as of the date hereof, permitted no work at the Premises or the delivery of any materials to the Premises which could give rise to a lien on the Premises or the Improvements that has not been paid in full.

2.5.

No Violation of Other Agreements. The consummation of the transactions contemplated by this Agreement and the performance of this Agreement and the other Loan Documents will not result in any breach of, or constitute a Default under, the Borrower’s organizational documents or any other instrument or agreement to which Borrower is a party or by which it may be bound or affected.

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2.6.

Effect of Request for Advance. Each Request for Advance, and the receipt of the funds requested thereby, will constitute an affirmation by Borrower that the representations and warranties of this Article 2 remain true and correct as of the date thereof and, unless Lender is notified to the contrary prior to the disbursement of the requested advance, will be so on the date of such advance. Each Request for Advance shall also constitute a representation and warranty that the information set forth in such Request for Advance is true and correct.

2.7.

Zoning/Land Use. The Land is zoned to permit the ownership and operation of the Improvements for the intended purpose, and Borrower has all zoning approvals, licenses and permits necessary for the ownership and operation of the Project. The Project includes adequate parking for the operation of the Project in accordance with applicable law.

2.8.

Access. The Land has access to publicly dedicated rights of way, as necessary, for the intended use and operation of the Project.

2.9.

Leases. Borrower has provided Lender with a current rent roll and a copy of all existing Leases. All existing Leases are in full force and effect, and no default exists under the Leases as at the date hereof.

2.10.

Borrower Organization.  Borrower FRP Development Corp. is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland. Borrower FRP Manassas LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maryland, and is qualified to transact business in the State of Virginia.  Borrowers have full power and authority to conduct their business as presently conducted, to acquire the Property, to enter into this Agreement and the other Loan Documents, and to perform all of their duties and obligations thereunder.  Such execution and performance have been duly authorized pursuant to the Borrowers’ organizational documents.

ARTICLE 3. THE LOAN

3.1.

Use and Purposes. Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan Proceeds from time to time upon request as set forth herein, such Loan Proceeds to be used for the purposes and subject to all of the terms, provisions and conditions of this Agreement.

3.2.

Advances Secured by Security Documents. All disbursements, advances or payments made by Lender hereunder, from time to time, and any amounts expended by Lender under this Agreement or the other Loan Documents, and all other Costs, loan expenses, including reasonable attorneys fees, as and when advanced or incurred, will be deemed to be a part of the Obligations and as such will be secured by the Security Documents to the same extent and effect as if the terms and provisions of this Agreement were set forth therein.

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ARTICLE 4. CONDITIONS TO DISBURSEMENT OF LOAN PROCEEDS

Unless otherwise agreed by Lender in writing, Lender will not be obligated to close the Loan and disburse any Loan Proceeds unless and until the following conditions have been satisfied (all in a manner acceptable to Lender):

4.1.

Loan Documents. Borrower shall have furnished or delivered to Lender, in form and substance acceptable to Lender, the Loan Documents executed by Borrower and Guarantor, as applicable.

4.2.

Closing Costs. Borrower shall have paid all Costs incurred by Lender in connection with the Loan, including the reasonable fees of counsel for the Lender.

4.3.

Financial Statements and Tax Returns. Borrower and Guarantor shall have delivered to Lender current financial statements for Borrower and Guarantor certified to be true, correct and complete. Said financial statements must be current within the last twelve (12) months. Borrower shall have delivered to Lender complete copies of the 2013 filed tax returns for Borrower and Guarantor.

4.4.

Title Insurance Commitment. Borrower shall have procured the Title Insurance Commitment, in a form acceptable to Lender.

4.5.

Survey. Borrower shall have provided Lender with current ALTA/ACSM as-built surveys of the Premises in form and substance satisfactory to Lender, prepared by a licensed surveyor satisfactory to the Lender, which surveys shall show the location of all existing Improvements and all easements or encumbrances set forth in the Title Insurance Commitment and shall comply with Lender’s survey requirements. The surveys shall include surveyor’s certifications in form and substance satisfactory to Lender including certifications that the Project is not in a flood hazard area. The surveys shall be sufficient to allow the Title Company to issue its Title Insurance Commitment without a general survey exception and with a “same-as-survey” title endorsement.

4.6.

Insurance. Borrower shall have furnished to Lender evidence, either in the form of duplicate policies, binders or certificates, acceptable to Lender (identifying each insurance policy, name of insurer, amount of coverage, deductible provisions and expiration date) that Borrower has purchased, and has in full force and effect, policies of insurance, as required by Lender and the Loan Documents.

4.7.

Evidence of Compliance. Borrower shall have furnished to Lender evidence satisfactory to Lender that the Land and Improvements are in compliance with all Laws and all rules and regulations promulgated thereunder, and any restrictions of record affecting the Premises, including those dealing with condominiums, horizontal property regimes, building, zoning, environmental impact, setbacks, Americans With Disabilities Act, wetlands, and safety and pollution control.

4.8.

Appraisal. Lender shall have obtained a narrative appraisal of the Premises and Improvements, on a completed, stabilized basis, which is satisfactory to Lender in amount, form and substance (the “Appraisal”). Borrower shall pay for the cost of the Appraisal.

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4.9.

Organizational Documents. Lender shall be provided with a copy of each Borrower’s and Guarantor’s organizational and formation documents and evidence of authority to sign this Agreement and the other Loan Documents.

4.10.

Environmental Due Diligence. Lender shall be provided with such Environmental Due Diligence for the Property as Lender may require, to be in form and content acceptable to Lender. All reports shall be addressed to Lender. Borrower shall pay for the cost of the Environmental Due Diligence.

4.11.

Opinion of Counsel. Borrower shall provide Lender with opinions from North Carolina, Virginia, Maryland and Florida counsel to Borrower and Guarantor, as applicable, in such form and content as required by Lender.

4.12.

Leases. Lender shall have received and approved executed copies of all Leases. If required by Lender each Lease shall be accompanied by an executed subordination, nondisturbance and attornment agreement and an executed estoppel certificate, each in a form acceptable to Lender.

4.13.

Initial Commitment Fees. Borrower will pay Lender an initial loan commitment fee for the Development Line of Credit in the amount of $67,500.00 and an initial loan commitment fee for the Working Line of Credit in the amount of $7,500.00.

4.14.

Annual Commitment Fees. Borrower shall pay Lender an annual loan commitment fee for the Development Line of Credit in the amount of $18,000.00 and an annual loan commitment fee for the Working Line of Credit in the amount of $2,000.00, said fees to be due and payable each year on the anniversary date of this Agreement.

4.15.

Payoff of Existing Debt. Lender shall have received and approved a payoff letter for any existing debt being repaid or refinanced with the proceeds of the Development Line of Credit, which shall be in form and substance acceptable to Lender.

4.16.

Equity.  The Equity shall be fully funded as of the Effective Date.

4.17.

Property Management Agreement.  If applicable, Lender shall have received and approved any Property Management Agreement for the Property.

4.18.

Loan to Value Verification. Lender shall be provided evidence satisfactory to Lender in its sole discretion that the full principal amount of the Loan does not exceed fifty percent (50.00%) of the approved “as-is” appraised value of the Project, as determined by Lender based upon a current appraisal provided to Lender.

4.19.

DSCR Verification.  Lender will not be obligated to close the Loan unless and until Lender is provided evidence satisfactory to Lender in its sole discretion that, following said requested disbursement, the Property meets a minimum DSCR of 1.25 to 1.00 as of the Effective Date. For purposes of this Section, the DSCR will be based on (A) the forecasted Net Operating Income of the Property for the 12-month period subsequent to closing as supported by the existing Leases for tenants occupying space and paying rent based on the Appraisal, with normalized annual expenses customary to the Property, provided that (i) a minimum management fee of four percent (4.00%) and (ii) minimum replacement reserves of $0.15 per square foot, shall be used, and (B) debt service equal to computed debt service at a rate of six and one-quarter percent (6.25%) and an assumed amortization of fifteen (15) years.

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ARTICLE 5. COLLATERAL FOR THE LOAN

The Obligations shall be secured by a first priority lien on the Premises and all materials and other personal property related to the operation of the Project, as evidenced by the Security Documents. In addition, the Guarantor shall execute and deliver the Guaranty Agreement.

ARTICLE 6. REQUIREMENTS FOR EACH DISBURSEMENT

In addition to satisfaction of the conditions set forth in Article 4 of this Agreement (other than the condition set forth in Section 4.19), Lender will not be required to make any disbursement of Loan Proceeds unless and until the following conditions have been satisfied:

6.1.

Warranties and Representations True. All warranties and representations made hereunder shall remain true and correct in all material respects.

6.2.

Request for Advance. With respect to the Development Line of Credit, a Request for Advance shall have been submitted by Borrower to Lender, and Lender shall have up to five (5) Business Days to comply with such Request for Advance.

6.3.

Automated Advances. The Working Line of Credit shall be an automated line of credit linked to the Operating Account with a “daily sweep” feature. Pursuant to the terms of that certain Automated Transfer Facility agreement executed by Borrower and Lender concurrently herewith, principal amounts from the Working Line of Credit will automatically be deposited in the Operating Account upon (i) initiation of an electronic funds transfer by Borrower or (ii) a cash shortfall in the Operating Account, and payments will automatically be made from the Operating Account when funds are available to reduce any outstanding principal balance of the Working Line of Credit until it is fully paid down. Transfers to and from the Working Line of Credit will occur in such manner each Business Day, as applicable.

6.4.

No Damage. Any structure or improvement on the Premises shall not have been materially damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient, in the sole judgment of Lender, to effect the satisfactory restoration of the Premises.

6.5.

No Default. No Default shall have occurred which is continuing under this Agreement, the Loan Documents or any other instrument evidencing, securing or otherwise relating to the Loan.

6.6.

Updated Title Endorsement. With respect only to a Request for Advance under the Development Line of Credit, at Lender’s request, the Title Insurance Company shall give Lender an updated endorsement to the Title Insurance Policy, in a form acceptable to Lender. Any costs related to such endorsement shall be paid by Borrower.

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6.7.

No Liens. No lien for the performance of work or supplying of labor or materials to the Project shall have been claimed by written notice, or filed against the Land, and remain unsatisfied.

6.8.

Material Adverse Change. No material adverse change shall have occurred with respect to the Project or the financial condition of the Borrower or Guarantor.

6.9.

Other Requirements. All other requirements, conditions and covenants of this Agreement or the other Loan Documents shall have been complied with.

6.10.

Disbursements. Disbursements shall be made to Borrower as set forth herein, provided, however, that following a Default, Lender may, at Lender’s option, disburse: (a) directly to Lender for all amounts then due Lender, including, without limitation, interest expense and delinquent payment fees; or (b) as otherwise determined by Lender.

6.11.

Acquiescence Not A Waiver. To the extent that Lender may have acquiesced in noncompliance with any requirements precedent to the disbursement of Loan Proceeds, such acquiescence will not constitute a waiver by Lender and Lender at any time after such acquiescence may require Borrower to comply with all such requirements.

6.12.

Liability of Lender. Lender shall in no event be responsible or liable to any Person other than Borrower for the disbursement of or failure to disburse the Loan Proceeds or any part thereof.

6.13.

DSCR Verification.  Lender will not be obligated to disburse any Loan Proceeds unless and until Lender is provided evidence satisfactory to Lender in its sole discretion that the Property meets a minimum DSCR of 1.25 to 1.00 in accordance with the terms of Section 7.14 below.

ARTICLE 7. COVENANTS AND AGREEMENTS

Borrower covenants and agrees with Lender as follows:

7.1.

Costs. Borrower will pay all Costs required to satisfy the conditions of this Agreement, including, but not limited to, all taxes and recording expenses, Lender’s attorneys fees, real estate taxes, and fees due in connection with surveys, appraisals, title insurance, title updates, and insurance policies.

7.2.

Inspections. Borrower will permit Lender and its representatives to enter upon the Premises at all reasonable times upon forty-eight (48) hours prior written notice to Borrower to inspect the Improvements and to examine all records which relate to the ownership and operation of the Improvements and will cooperate, and cause the Property Manager, if applicable, to cooperate with Lender in such inspections, which shall be conducted in a manner so as to cause as minimal interruption as possible to tenants’ business and operations of the Improvements.

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7.3.

Brokers. Borrower will indemnify and hold harmless Lender from and against all claims of brokers and agents employed or retained by, or on behalf of, Borrower and arising by reason of the Loan or the execution of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, any claims of lien filed by a broker under N.C.G.S. § 44A-24.1 et seq.

7.4.

Advances to Cure Default. In the event that Borrower fails to perform any of Borrower’s covenants or agreements under this Agreement or any other Loan Document, and fails to commence a cure of such failure within ten (10) days after written notice from Lender specifying the failure and the action required to cure same, Lender may, but shall not be required to, perform any or all of such covenants and agreements, and any amounts expended by Lender in so doing will be deemed to be a part of the Obligations under this Agreement and, as such, shall be secured by the Security Documents.

7.5.

Operating Account. Given that all rents and profits from the Project are pledged to Lender as collateral security for the Loan, for so long as the Loan is outstanding, Borrower agrees that the Operating Account for the Project shall be established and maintained with Lender, and that all income and revenue generated by each property constituting the Property, including without limitation the security deposits received by Borrower from each property tenant, will be deposited in the Operating Account; provided, however, Borrower shall have one hundred eighty (180) days from the Effective date of this Agreement to comply with this requirement. Notwithstanding anything to the contrary herein, at all times until the occurrence of a Default, Borrower shall have the sole right to withdraw funds on deposit in the Operating Account, excluding any funds constituting property tenant security deposits, after payment of all debt service and other amounts due under the Loan Documents.  Funds constituting property tenant security deposits shall not be withdrawn from the Operating Account unless and until such funds are legally required to be returned to the applicable tenant. Borrower hereby grants to Lender a security interest in the Operating Account and the funds on deposit therein, provided such funds may be used by the Borrower in accordance with this Agreement.

7.6.

Compliance with Laws. The Land and all Improvements shall be owned and operated in accordance with all applicable Laws, including, without limitation, all zoning, land use, code, setback and other applicable regulations and restrictions.

7.7.

Books and Records; Financial Statements; Tax Returns.

(a)

Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and Borrower shall permit Lender and Lender’s representatives, to examine such books and records (regardless of where maintained) and all supporting data and to make copies therefrom at all reasonable times and as often as may be requested by Lender.

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(b)

Borrower will furnish or cause to be furnished to Lender (i) beginning December 31, 2015, copies of GAAP or IFRS Audited consolidated annual financial statements of Borrower within one hundred twenty (120) days of each year end during the term of the Loan, (ii) beginning June 30, 2015, copies of GAAP or IFRS Audited consolidated quarterly operating statements for Borrower within forty-five (45) days of each fiscal quarter-end during the term of the Loan, (iii) an annual global property schedule for Borrower and Guarantor, and (iv) such other financial statements and information as Lender may request from time to time, all in form and detail satisfactory to Lender.

(c)

Borrower will furnish or cause to be furnished to Lender (i) beginning December 31, 2015, copies of annual balance sheets and income statements for the Project within one hundred twenty (120) days of each year end during the term of the Loan, (ii) beginning June 30, 2015, copies of operating statements, balance sheets, and rent rolls as to the Project within forty-five (45) days of each fiscal quarter-end during the term of the Loan, and (iii) such other financial statements and information as Lender may request from time to time, all in form and detail satisfactory to Lender.

(d)

Borrower shall also cause the Guarantor to provide the financial reports and information required in the Guaranty.

7.8.

Estoppel Certificates. Within ten (10) days after any request by Lender, Borrower shall certify in writing to Lender, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right.

7.9.

Notification by Borrower. Borrower will promptly give written notice to Lender of (i) the occurrence of any Default, and (ii) any claim by Borrower of a default by any other party under any Lease.

7.10.

Indemnification by Borrower. Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel approved by Lender against, any and all claims directly or indirectly arising out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Obligations (a “Claim”), including any Claim arising out of or resulting from (a) the condition of the Improvements, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply with any agreement that applies to the Property; (c) any failure by Borrower to observe and perform any of the obligations imposed upon the landlord under the Leases; (d) any other Default hereunder or under any of the other Loan Documents; or (e) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, development, financing, leasing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender. The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents.

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7.11.

Appraisals. Lender may obtain from time to time an appraisal of all or any part of the Property, prepared in accordance with written instructions from Lender, from a third-party appraiser satisfactory to, and engaged directly by, Lender. The cost of one such appraisal obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of a Default shall be paid by Borrower on demand.

7.12.

Leasing Matters.

(a)

Borrower represents and warrants that Borrower has delivered to Lender a true and correct copy of all Leases, including all amendments and exhibits, and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property.

(b)

Borrower shall not enter into any Lease of space in the Improvements or modify any existing Lease unless approved or deemed approved by Lender. Borrower represents and warrants that Borrower has delivered to Lender a true and correct copy of all Leases and any guaranty(ies) thereof which exist at the Property, together with a current rent roll for the Property. From time to time upon Lender’s request, Borrower shall promptly deliver to Lender (i) complete executed originals of each Lease, (ii) a complete rent roll of the Property in such detail as Lender may require, together with such operating statements and leasing schedules and reports as Lender may require, and (iii) any and all financial statements of the tenants, subtenants and any lease guarantors to the extent available to Borrower. If, however, the provisions of any Lease or any agreement between Borrower and a tenant shall prohibit any such disclosures, Borrower shall not be required to make any such delivery, and Lender expressly waives any such requirement.

7.13.

Loan to Value Requirement. The outstanding balance of the Loan shall not exceed, at any time fifty percent (50.00%) of the approved “as-is” appraised value of the Project, as determined by Lender based upon a current appraisal provided to Lender. If the Lender determines, based on the Lender’s review of updated appraisal information, that the loan to value ratio of the Project exceeds the required 50.00% ratio, Lender shall give written notice to Borrower, and Borrower shall pay down the Loan to an amount necessary to maintain the required 50.00% loan to value ratio. Failure of Borrower to pay down the Loan as required within ten (10) days from the date of such notice shall be deemed to be a Default under the Loan Documents.

7.14.

DSCR Requirement.

(a)

Borrower shall cause the Property to maintain a minimum DSCR of 1.25 to 1.00, to be tested semiannually, commencing December 31, 2015, and on each December 31 and June 30 thereafter (each a “DSCR Test Date”) through June 30, 2018.  For purposes of this Subsection (a), the DSCR will be based on (A) the trailing 180-day Net Operating Income of the Property annualized with expenses customary to the Property, provided that (i) a minimum management fee of four percent (4.00%) and (ii) minimum replacement reserves of $0.15 per square foot, shall be used, and (B) debt service (based on the then-outstanding principal balance of the Loan) equal to the greater of (1) actual annual debt service of the Loan, or (2) annual debt service based on a rate of six percent (6.00%) and an assumed amortization of fifteen (15) years.

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(b)

Borrower shall cause the Property to maintain a minimum DSCR of 1.25 to 1.00, to be tested semiannually, commencing December 31, 2018, and on each December 31 and June 30 thereafter (each a “DSCR Test Date”) through the Maturity Date.  For purposes of this Subsection (a), the DSCR will be based on (A) the trailing 180-day Net Operating Income of the Property annualized with expenses customary to the Property including, without limitation, a management fee of 4.00% and replacement reserves of $0.15 per square foot, and (B) debt service (based on the then-outstanding principal balance of the Loan) equal to the greater of (1) actual annual debt service of the Loan, (2) annual debt service based on a rate of six percent (6.00%) and an assumed amortization of fifteen (15) years, or (3) annual debt service based on a rate of the then prevailing 10-year Treasury plus 2.25% and an assumed amortization of fifteen (15) years.

(c)

If, as of any semiannual DSCR test, the DSCR drops below 1.25 to 1.00, Lender shall give Borrower written notice of such event, and if the DSCR does not return to the minimum level of 1.25 to 1.00 within sixty (60) days following such notice, then Borrower shall, within thirty (30) days following written notice from the Lender, make a mandatory principal payment on the Loan in an amount sufficient to reduce the principal balance of the Loan so that the Property meets the required minimum DSCR of 1.25 to 1.00.  Failure to make such mandatory principal payment on or before the expiration of such thirty (30) day period, shall be a default under this Agreement.

(d)

The remedies set forth in this Section shall be in addition to all other remedies available to Lender under the Loan Documents or at law or equity.

7.15.

Limitations on Additional Indebtedness; Other Prohibited Transactions.

(a)

FRP Manassas, LLC shall not, without the prior written consent of Lender granted in its sole discretion, incur any additional indebtedness of any kind.

(b)

Except for any Interest Rate Swap, FRP Manassas, LLC shall not engage, directly or indirectly, in any off balance sheet, hedge or derivative transactions, including, without limitation, interest rate swaps and interest rate caps.

7.16.

Partial Releases.  In the event Borrower elects to sell any of the three (3) separately subdivided parcels constituting the Premises to an arm-length third party (such parcel, a “Release Parcel”) during the term of the Loan, Lender agrees, at Borrower’s request, to release such Release Parcel from the lien of the Security Documents pursuant to a form of release acceptable to Lender upon the sale thereof; provided, however, that prior to or simultaneously with such release of the Release Parcel all of the following conditions shall be satisfied:

(a)

No default shall exist under the Loan Documents, or would exist with notice or passage of time, or both;

(b)

Lender shall have received any and all sums then due and owing under the Loan Documents (excluding regularly scheduled principal and interest payments not yet due and payable) together with proof of payment of costs related to preparing and executing such partial release, including, without limitation all escrow costs, closing and recording costs, costs of preparing and delivering such partial release, and the cost of any title insurance endorsements required by Lender;

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(c)

At Borrower’s sole cost, Lender shall have received any title insurance endorsements requested by Lender modifying the Title Insurance Policy;

(d)

Lender shall have received the required release price for the Release Parcel equal to (i) the Release Price Percentage for the Release Parcel, multiplied by (ii) the full principal amount of the Loan, disbursed or undisbursed, as of the date of the release of the Release Parcel.  In any case, such release price shall be applied by Lender to reduce the total committed principal amount of the Development Line of Credit. As used herein, “Release Price Percentage” shall be defined as the percentage equal to (a) 110% of (b) the pro-rata allocated Loan amount (as set forth in the following chart) for the Release Parcel. As an example, the current Release Prices and Release Price Percentages calculated based on the collateral pool constituting the Property as of the date of this Agreement are set forth in the following chart, although these Release Price Percentages may be adjusted from time to time as properties may be added to or removed from the collateral pool.

Release Parcel	Pro-Rata Allocated Loan Amount	Pro-Rata Collateral Value	Pro-Rata Release Price	Release Price Percentage
11800 Brewers Spring Road	$6,732,000.00	33.660%	$7,405,200.00	37.0260%
11801 Brewers Spring Road	$6,305,600.00	31.528%	$6,936,160.00	34.6808%
7600 Doane Drive	$6,962,400.00	34.812%	$7,658,640.00	38.2932%
TOTAL	$20,000,000.00	100.00%	$22,000,000.00	110.00%

(e)

Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Premises; and

(f)

Lender shall have received evidence satisfactory to Lender that any tax, bond or assessment which constitutes a lien against the Premises has been properly paid.

Neither the acceptance of any payment nor the issuance of any partial release of the Release Parcel by Lender shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or the lien of the Security Documents on the remainder of the Premises which is not released.

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7.17.

Substitute Parcel.  In the event, during the term of the Loan, Borrower elects to remove one of the three (3) separately subdivided parcels constituting the Premises from the lien of the Security Documents (such parcel, a “Removed Parcel”) and to substitute for said Removed Parcel a replacement property (such property, a “Substitute Parcel”), Lender agrees, at Borrower’s request, to release such Removed Parcel from the lien of the Security Documents pursuant to a form acceptable to Lender; provided, however, that prior to or simultaneously with such release of the Removed Parcel all of the following conditions shall be satisfied:

(a)

No default shall exist under the Loan Documents, or would exist with notice or passage of time, or both;

(b)

Lender shall have received any and all sums then due and owing under the Loan Documents (excluding regularly scheduled principal and interest payments not yet due and payable) together with proof of payment of costs related to preparing and executing such partial release, including, without limitation all escrow costs, closing and recording costs, costs of preparing and delivering such partial release, and the cost of any title insurance endorsements required by Lender;

(c)

The Substitute Parcel shall have an approved “as-is” appraised value of an amount equal to or greater than the “Appraised Value” of the Replaced Parcel set forth in the following chart. Any and all appraisals obtained for the purpose of determining the appraised value of the Substitute Parcel will be a prepared in accordance with written instructions from Lender, satisfactory to Lender in form and substance, from a third-party appraiser satisfactory to and engaged directly by Lender, and paid for by Borrower on demand. Borrower agrees that it will cooperate with the appraiser conducting any such appraisal, allow access to the Substitute Parcel, and provide copies of leases, operating statements, plans and any other information requested by such appraiser.

Removed Parcel	Appraised Value
11800 Brewers Spring Road	$16,223,571.00
11801 Brewers Spring Road	$15,196,272.00
7600 Doane Drive	$16,779,217.00
TOTAL	$48,199,060.00

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(d)

The addition of any Substitute Parcel shall be subject to underwriting approval by Lender in all respects in its sole discretion.  Furthermore, the Substitute Parcel shall not be accepted until Lender has received, reviewed and approved the following requirements with respect to any such Substitute Parcel, all of which shall be satisfactory to Lender in its sole discretion: (i) an appraisal obtained in accordance with the requirements set forth in subsection (d) above; (ii) annual operating statements for such Substitute Parcel for the most recent three (3) year period; (iii) a current rent roll for the Substitute Parcel; (iv) fully executed copies of all leases and lease amendments for tenants on the Substitute Parcel; (v) fully executed subordination, nondisturbance and attornment agreements and executed estoppel certificates, each in a form acceptable to Lender, for all such tenants; (vi) a Phase I Environmental Report reviewed in accordance with Lender’s standard underwriting procedures and guidelines; (vii) an ALTA-ACSM Land Title Survey; (viii) an ASTM Property Condition Assessment; (ix) all zoning approvals, licenses and permits necessary for the ownership and operation of the Substitute Parcel; (x) any other documentation and/or due diligence requirements as Lender may reasonably request, including, without limitation, properly executed and delivered modification(s) to the Loan Documents satisfactory to Lender in all respects and recorded as may be required by Lender, and a guaranty and an environmental indemnity agreement from Guarantor and Borrower, as applicable, in form and content satisfactory to Lender with respect to such modified Security Documents and Substitute Parcel, and all due diligence required by Lender with respect to any non-Borrower grantor as the owner of such Substitute Parcel and such other items and requirements as Lender may reasonably impose; and (xi) title insurance endorsements requested by Lender modifying the Title Insurance Policy in certain respects, including, without limitation, to insure the first priority lien of the Security Documents, as modified, on the Substitute Parcel, and otherwise in form and content satisfactory to Lender in its sole discretion.  Borrower shall pay, on demand, all fees and costs related to the addition of the Substitute Parcel and the release of the Replaced Parcel as security for the Secured Obligations.

(e)

Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Premises; and

(f)

Lender shall have received evidence satisfactory to Lender that any tax, bond or assessment which constitutes a lien against the Premises has been properly paid.

Neither the acceptance of the Substitute Parcel nor the issuance of any partial release of the Removed Parcel by Lender shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or the lien of the Security Documents on the remainder of the Premises which is not released.

ARTICLE 8. DEFAULT

8.1.

Default by Borrower. The occurrence of any one or more of the following shall constitute a “Default” as such term is used herein:

(a)

A failure to pay amounts due under the Note or the other Loan Documents, within ten (10) days of the date when due;

(b)

Any representation, warranty or statement made by Borrower in this Agreement, the other Loan Documents or any other instrument now or hereafter evidencing, securing or in any manner relating to the Loan proves untrue in any material respect;

(c)

A failure of Borrower to comply in all material respects with any of the terms and conditions of this Agreement, or the other Loan Documents;

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(d)

A failure of Guarantor to comply in all material respects with any of the terms and conditions of the Guaranty;

(e)

A lien for the performance of work or the supply of materials filed against the Property, or any stop notice served on Borrower or Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service;

(f)

If Borrower or Guarantor fails to pay any indebtedness (other than the Loan) owed by Borrower or Guarantor to Lender when and as due and payable (whether by acceleration or otherwise);

(g)

If, without the prior written consent of Lender (which consent may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the title insurance policy insuring Lender’s interest under the Security Documents), the full interest in Borrower FRP Manassas LLC ceases to be owned by Borrower FRP Development Corp.;

(h)

If, in the opinion of Lender, the prospect of payment or performance of all or any part of the Obligations has been impaired because of a material adverse change in the financial condition or results of operations of the Project, or the financial condition, business or properties of Borrower, Guarantor or any other Person liable for the payment or performance of any of the Obligations;

(i)

If Borrower or Guarantor files a voluntary Bankruptcy Proceeding or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Debtor Relief Law, makes an assignment for the benefit of creditors, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator for Borrower or Guarantor for all or any substantial part of their properties or of the Premises;

(j)

If within sixty (60) days after the commencement of any proceeding against Borrower or Guarantor seeking any reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or Law, such proceeding is not dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Borrower of any trustee, receiver or liquidator for Borrower or Guarantor for all or any substantial part of their properties or of the Premises;

(k)

If Guarantor shall liquidate, dissolve, or otherwise terminate existence (other than as set forth in subsection (i) above), and Borrower fails to provide to Lender a substitute Guarantor acceptable to Lender, as determined in Lender’s sole discretion, within sixty (60) days of such termination; or

(l)

If a third party obtains a judgment against Borrower, a Guarantor or the Project, which (a) materially and adversely impacts the operation or financial condition of the Property or the ability of the Borrower or a Guarantor to pay or perform their respective obligations under the Loan Documents, and (b) is not vacated and released within thirty (30) days at the date of such judgment.

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The occurrence of a Default under any other Loan Document shall be deemed a Default under all other Loan Documents.

8.2.

Lender’s Remedies in the Default. Upon the occurrence of any Default, Lender, in addition to all remedies conferred upon Lender by Law or equity, and by the terms of the Loan Documents, may, in its sole discretion, pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other:

(a)

Take possession of the Premises and operate the Improvements and do anything in its sole judgment to fulfill the obligations of Borrower hereunder, any expense incurred by Lender being deemed to be part of the Obligations, including either the right to avail itself of or procure performance of existing contracts or Leases, under the Security Documents or otherwise, or let any contracts with the same vendors or others. Without restricting the generality of the foregoing and for purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution for the Project to operate the Improvements in the name of Borrower; to use funds remaining under this Agreement or which may be reserved, or escrowed or set aside for any purpose hereunder at any time to operate the Improvements; it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked;

(b)

Lender may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property;

(c)

Lender may set off the amounts due Lender under the Loan Documents against any and all accounts, credits, money, securities or other property of Borrower now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower;

(d)

Withhold further disbursement of the Loan Proceeds, if applicable;

(e)

Declare the entire balance of the Obligations, without demand or notice of any kind (which are hereby expressly waived) to be due and payable at once and, in such event, such Obligations shall become immediately due and payable;

(f)

Pursue such other remedies as may be available to Lender under the Loan Documents or at Law or equity.

Borrower shall not be relieved of any of the Obligations by reason of the failure of Lender to comply with any request of Borrower or of any other Person to take action to foreclose on the Property under the Security Documents or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property. No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No remedy available to Lender under the Loan Documents or otherwise, is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at Law or in equity. Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against Borrower or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender;

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ARTICLE 9. GENERAL COVENANTS

9.1.

No Assignments by Borrower. This Agreement may not be assigned by Borrower without the prior written consent of Lender. Borrower will remain liable for payment of all sums advanced hereunder before and after such assignment.

9.2.

Assignment by Lender. This Agreement, the Loan Documents and any other instrument now or hereafter evidencing, securing or in any manner affecting the Loan may be endorsed, assigned and transferred in whole or in part by Lender, and any such holder and assignee of the same will succeed to and be possessed of the rights of Lender under all of the same to the extent transferred and assigned.

9.3.

Interest Not to Exceed Maximum Allowed by Law. If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Agreement or any other Loan Document involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable Law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or Law, so that in no event shall any payment of interest or other like charges be possible under this Agreement or the other Loan Documents in excess of the limit of such validity.

9.4.

Time of the Essence. Time is of the essence of this Agreement.

9.5.

No Agency. Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender, and nothing in this Agreement will be construed to make Lender liable to anyone for goods delivered or services performed upon the Premises or for debts or claims accruing against Borrower.

9.6.

No Partnership or Joint Venture. Neither anything contained herein nor the acts of the parties hereto will be construed to create a partnership or joint venture between Borrower and Lender.

9.7.

No Third Party Beneficiaries. All conditions to the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other person will have standing to require satisfaction of such conditions or be entitled to assume that Lender will not make disbursements in the absence of strict compliance with any or all thereof and no other person, under any circumstances, will be deemed to be beneficiary of such conditions, any or all of which may be waived in whole or in part by Lender at any time if Lender in its sole discretion deems it advisable to do so.

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9.8.

Waiver. No delay or omission by Lender to exercise any right or power arising from any Default will impair any such right or power or be considered to be a waiver of any such Default or any acquiescence therein nor shall the action or nonaction of Lender in case of Default on the part of Borrower impair any right or power arising therefrom. No disbursement of the Loan hereunder shall constitute a waiver of any of the conditions to Lender’s obligation to make further disbursements nor, in the event Borrower is unable to satisfy any such condition, shall any such disbursement have the effect of precluding Lender from thereafter declaring such inability to be a Default as hereinabove provided.

9.9.

Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person or sent by United States certified mail, return receipt requested, postage prepaid, to the party being given such notice at the appropriate address set forth in the first paragraph of this Agreement, or to such other address as either party may give to the other in writing for such purpose. All such notices, requests, demands and other communications, if so mailed, will be deemed to be given when so mailed.

9.10.

Partial Invalidity. In the event any one or more of the provisions contained in this Agreement shall be for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been set forth herein.

9.11.

Entire Agreement. This Agreement, the Loan Documents and the other contracts, agreements and instruments described herein contain all of the terms and conditions related to the disbursement of the Loan by Lender and the use of the Loan by Borrower. This Agreement may not be modified or amended except in writing signed by Borrower and Lender.

9.12.

Publicity. Borrower hereby gives Lender permission to release articles concerning financing of the Premises.

9.13.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND LENDER EACH REPRESENT TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

9.14.

Further Assurances. Borrower agrees that at any time, and from time to time, after execution and delivery of this Agreement, it shall, upon the request of Lender, execute and deliver such further documents and do such further things as Lender may request in order to more fully effectuate the purposes of this Agreement.

9.15.

Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of North Carolina.

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9.16.

Severability. In the case one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions shall be in no way affected, prejudiced or disturbed thereby.

9.17.

Assignments and Participations. Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants. Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder. Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on the Property (including environmental reports and assessments), Borrower, any of Borrower’s principals or Guarantor, to any actual or prospective assignee or participant, to Lender’s affiliates, to any regulatory body having jurisdiction over Lender, to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and the Loan, or to any other party as necessary or appropriate in Lender’s judgment.

9.18.

Electronic Transmission of Data. Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet to the parties, the parties affiliates, agents and representatives, and other Persons involved with the subject matter of this Agreement. Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that arising in whole or part from Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data.

9.19.

Forum. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in North Carolina with respect to any matter or dispute (a “Dispute”) arising in connection with the Loan, the Project or Premises. Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such Dispute may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice set forth in this Agreement, and service so made shall be complete upon receipt. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

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9.20.

USA Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

9.21.

Joint and Several Liability. Borrowers shall be jointly and severally bound by and liable for this Agreement.

[EXECUTION PAGE FOLLOWS]

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The undersigned hereby execute this Agreement as of the day and year first above written.

BORROWER:

FRP DEVELOPMENT CORP.,
a Maryland corporation

By:
Name:
Title:

[CORPORATE SEAL]

BORROWER / PROPERTY GRANTOR:

FRP MANASSAS LLC,
a Maryland limited liability company (SEAL)

By:	FRP DEVELOPMENT CORP.,
a Maryland corporation, its sole member

By:
Name:
Title:

[CORPORATE SEAL]

LENDER:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title:

25

EXHIBIT A

REAL ESTATE

All that certain real property located in Prince William County, Virginia being more particularly described as follows:

Lot 1 containing 438,068 square feet or 10.0566 acres, more or less, property of FRP Manassas, LLC as created by Deed of Subdivision recorded in Instrument No. 201206010051012 and shown on Plat recorded in Instrument No. 201206010051013 among the land records of Prince William County, Virginia.

Lot 2, containing 345,440 square feet or 7.9302 acres, more or less, and Lot 2A, containing 341,903 square feet or 7.84901 acres, more or less, as created by Deed of Subdivision, Easement and Vacation of the Property of FRP Manassas, LLC as the same appears duly dedicated platted and recorded in Instrument No. 201306040056676 with Plat recorded in Instrument No. 201306040056677 among the land records of Prince William County, Virginia.

Together with that 48’ingress/egress easement over Brewers Spring Road as provided in the Deed of Dedication, Easements, Designation and Vacation recorded as Instrument #200810200100255 with plat recorded as Instrument #200810200100256 among the aforesaid land records.

Together with a perpetual non-exclusive easement for pedestrian and vehicular traffic over, upon and through Lot 1 and labeled as Brewers Spring Road as provided in Declaration of Easements and conditions recorded as Instrument #201206190057014 with plat recorded as Instrument #201206190057015 among the aforesaid land records.

Together with the mutual ingress egress easement, temporary construction easement and private force main easement as provided in the declaration of Easements and Conditions Lots 2-2A as recorded as Instrument #201307120071261 among the aforesaid land records.

Tax Parcel Numbers:	7597-42-1456
7597-42-1295
7597-42-2107

EXHIBIT B

REQUEST FOR ADVANCE

DATE:	________________________
BORROWER:	FRP DEVELOPMENT CORP. and FRP MANASSAS LLC
ACCOUNT NUMBER:	________________________
AMOUNT:	$_______________

TO:	FIRST TENNESSEE BANK
ATTN: DENISE BENNETT
300 Court Avenue, 5th Floor
Memphis, TENNESSEE 38103

In accordance with the Loan Agreement in the amount of $20,000,000.00, dated ______________________, 2015, between Borrower and Lender, Borrower requests that $____________________ be advanced. The proceeds should be credited to the account of:

Account Name:
Account No.:
Bank Name:
ABA #:

This request for an advance made by Borrower pursuant to the Loan Agreement or any of the other Loan Documents shall constitute a representation and warranty by the Borrower to the Lender (i) that there does not exist any default or Event of Default and (ii) as of the date hereof, that all of the representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents are true in all material respects.

FRP DEVELOPMENT CORP.,
a Maryland corporation

By:
Name:
Title:

[CORPORATE SEAL]

FRP MANASSAS LLC,
a Maryland limited liability company (SEAL)

By:	FRP DEVELOPMENT CORP.,
a Maryland corporation, its sole member

By:
Name:
Title:

[CORPORATE SEAL]

PROMISSORY NOTE

$18,000,000.00	Winston-Salem, North Carolina
July 24, 2015

FOR VALUE RECEIVED, the undersigned, FRP DEVELOPMENT CORP., a Maryland corporation, and FRP Manassas LLC, a Maryland limited liability company (individually and collectively, “Borrower”), jointly and severally promise to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”), at its offices at 2000 West First Street, Suite 100, Winston-Salem, North Carolina 27104, Attention: Commercial Real Estate, or such other place as Lender shall designate in writing from time to time, the principal sum of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) (the “Loan”), in United States Dollars, together with interest thereon as hereinafter provided, or so much as is advanced pursuant to the Loan Agreement of even date herewith (as amended from time to time, the “Loan Agreement”) between Lender and Borrower.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

1.

INTEREST RATE. Interest shall be charged on the outstanding principal balance from the date advanced until the full amount of principal due hereunder has been paid at a variable rate per annum equal to an independent index known as the LIBOR Rate, as defined below (the “Index”) plus one and ninety hundredths percent (1.90%) (the “Margin”). The interest rate payable hereunder is subject to change from time to time based on changes in the LIBOR Rate, adjusted and determined by Lender without notice to Borrower, as of the date of this Note and on the first (1st) day of each calendar month thereafter (each an “Interest Rate Change Date”). For purposes hereof, the LIBOR Rate shall mean the independent index which is the London Interbank Offered Rate of interest for an interest period of one (1) month, which appears on Bloomberg page BBAM under the column heading “USD” on the day that is two London Business Days preceding each Interest Rate Change Date (the “Reset Date”). “London Business Day” shall mean any day on which commercial Lenders in London, England are open for general business. If the LIBOR Rate, as defined above, is not available or is not published for any Reset Date, then Lender shall, at its sole discretion, choose a substitute source for the LIBOR Rate, which LIBOR Rate plus the Margin shall become effective on the next Interest Rate Change Date. If the Index becomes unavailable during the term of this Loan, Lender may designate a substitute index and Margin after notice to Borrower. The interest rate payable on this Loan is not necessarily the lowest rate charged by the Lender on its loans. Borrower understands that Lender may make loans based on other rates as well. Lender will tell Borrower the current interest rate payable on this Loan upon Borrower’s request. The change in interest rate payable on this Loan will not change more often than once each month. The current Index applicable to this Loan is 0.189% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate per annum of the Margin over the Index, resulting in an initial rate of 2.089% per annum.

The annual interest rate for this Note is computed on a 360/365 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

1

2.

PAYMENT OF INTEREST; MATURITY DATE. Interest only on the outstanding principal balance shall be due and payable in arrears on the first (1st) day of each month commencing on September 1, 2015. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder, shall be due and payable in full on July 24, 2020 (the “Maturity Date”).

3.

REVOLVING LINE OF CREDIT. Until such time as this Note is converted to a term loan in compliance with the terms of Section 4 below, Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow the Loan funds, subject to all of the limitations, terms and conditions of this Note, the Loan Agreement, and of any agreement executed in connection with this Note, provided that the outstanding principal balance of this Note shall at no time exceed the principal amount stated above. The unpaid principal balance of this Note at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for the account of Borrower, which unpaid principal balance may from time to time be evidenced by endorsements on this Note or by the holder’s internal records, including daily computer print-outs.

4.

CONVERSION TO TERM LOAN.  On or prior to July 24, 2017 (the “Conversion Deadline”), at Borrower’s option with ninety (90) days’ advance written notice to Lender, this Note may be consolidated with that certain $2,000,000.00 revolving line of credit note of even date herewith made by Borrower to the order of Lender and converted to a ten (10) year term loan bearing interest at the Index plus the Margin, provided that: (a) no default exists under this Note or any other Loan Document; (b) the terms of such conversion shall be subject to Lender’s approval; (c) Borrower agrees to provide to Lender all necessary due diligence including, without limitation, title endorsements, legal opinions, and other items as may be required by Lender in connection with the conversion of this Note; (d) Borrower shall provide substitute collateral to secure the converted term loan, which collateral shall meet all conditions that a Substitute Parcel is required to meet under Section 7.17 of the Loan Agreement; (e) the loan amount for the converted term loan shall not exceed fifty percent (50.0%) of the Lender-approved stabilized value of the proposed collateral, as determined by Lender based on a current appraisal of such collateral to be engaged, reviewed and approved by Lender prior to conversion; (f) the proposed collateral shall have an actual in place Net Operating Income (as evidenced by said current appraisal) sufficient to generate a minimum DSCR of 1.40 to 1.00, with a DSCR based on (A) the trailing 180-day Net Operating Income of the Property annualized with expenses customary to the Property including, without limitation, a management fee of 4.00% and replacement reserves of $0.15 per square foot, and (B) debt service (based on the proposed principal balance of the converted loan) equal to the “Minimum Underwriting Rate” under Lender’s credit policies at such time and an assumed amortization of twenty-five (25) years; and (g) Borrower agrees to execute with Lender all documents required to modify this Note and the other Loan Documents, as applicable, to set forth the modified terms of the Loan in connection with the conversion of this Note to a term loan, such modification documents to be in form and content satisfactory to Lender.  In the event this Note is not converted to a term loan in accordance herewith, this Note shall remain payable as set forth in section 2 above.

2

5.

APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, and any other fees, costs and expenses which Borrower is obligated to pay under this Note, in such order as Lender may elect from time to time in its sole discretion.

6.

TENDER OF PAYMENT. All payments on this Note are payable on or before 2:00 p.m. on the due date thereof, at the office of Lender specified above and shall be credited on the date the funds become available lawful money of the United States. All sums payable to Lender which are due on a day on which Lender is not open for business shall be paid on the next succeeding business day and such extended time shall be included in the computation of interest.

7.

LATE CHARGE. In the event that any installment of principal or interest required to be made by Borrower under this Note shall not be received by Lender within twenty (20) days after its due date, Borrower shall pay to Lender, on demand, a late charge of four percent (4%) of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Borrower’s failure to make timely payment of any amount due hereunder. No late charge shall apply to the principal balance of this Note if not paid when due.

8.

PREPAYMENT. The principal amount of this Note may be prepaid in whole or in part at any time, and from time to time without penalty or premium, provided, however, that if an Interest Rate Swap has been entered into in connection with this Note, any full or partial prepayments of principal amounts due under this Note may require termination or adjustment of the Interest Rate Swap and may result in a payment due from Borrower per the terms and conditions of the Interest Rate Swap.

9.

SECURITY FOR THE NOTE. This Note is executed and delivered in accordance with a commercial transaction described in the Loan Agreement. As security for the payment of the monies owing under this Note, Borrower has delivered or has caused to be delivered to Lender the Security Documents. In addition, the Guarantor has executed the Guaranty Agreement covering certain obligations, as described in the Guaranty Agreement.

10.

DEFAULT RATE. Any amounts due hereunder which are not made as and when due, whether by acceleration or otherwise, shall, at Lender’s option, bear interest at the lesser of (i) the Default Rate, or (ii) the highest permissible rate under applicable usury law, whichever is less. Such interest shall be payable upon demand, but in no event later than when scheduled interest payments are due, and shall also be charged on the amounts owed by Borrower to Lender pursuant to any judgments entered in favor of Lender with respect to this Note. The Default Rate shall apply both before and after any judgment on the indebtedness evidenced by this Note.

11.

EVENTS OF DEFAULT. The occurrence of any Default, as defined in the Loan Agreement, shall constitute a “Default” hereunder.

3

12.

REMEDIES. If a Default exists, Lender may exercise any right, power or remedy permitted by law or equity, or as set forth herein or in the Loan Agreement or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by or owed under any other Loan Document, to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

13.

MISCELLANEOUS.

13.1.

Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower to any regulatory body or agency having jurisdiction over Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower. However, subject to applicable law, Lender shall use reasonable efforts to protect the confidentiality of the terms and conditions of the Loan in all other respects.

13.2.

Integration. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

13.3.

Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a Default or the occurrence of a Default, or on account of any matter involving this Note, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall be paid by Borrower, on demand, and shall be deemed part of the obligations evidenced hereby.

13.4.

No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Lender of any payments by or on behalf of Borrower on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Lender and Borrower.

13.5.

Waiver. Borrower, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. Borrower agrees that Borrowers, endorsers, guarantors and sureties may be added or released without notice and without affecting Borrower’s liability hereunder. The liability of Borrower shall not be affected by the failure of Lender to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of Borrower shall be absolute and unconditional and without regard to the liability of any other party hereto.

4

13.6.

No Usurious Amounts. Anything herein contained to the contrary notwithstanding, Borrower does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, Borrower is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee or premium rather than interest.

13.7.

Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

13.8.

Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower without consent shall be void and of no effect with respect to Lender.

13.9.

Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

13.10.

Sales or Participations. Lender may from time to time sell or assign, in whole or in part, or grant participations in, the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender; and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Borrower, in each case as fully as though Borrower were directly indebted to such holder. Lender shall give notice to Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

5

13.11.

Jurisdiction. Borrower irrevocably appoints each and every member and/or officer of Borrower as its attorneys upon whom may be served, in writing, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Loan Document; and Borrower hereby consents that any action or proceeding against it be commenced and maintained in any state or federal court sitting in North Carolina, by service of process on any such owner, partner and/or officer; and Borrower agrees that such courts of such State shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral securing the obligations of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

13.12.

Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of North Carolina.

13.13.

Continuing Enforcement. If, after receipt of any payment of all or any part of this Note, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to, the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

13.14.

Joint and Several Liability. Borrowers shall be jointly and severally bound by and liable for this Note.

13.15.

Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

(Remainder of Page Intentionally Left Blank)

6

IN WITNESS WHEREOF, Borrower, intending to be legally bound, has duly executed under seal and delivered this Note as of the day and year first above written.

BORROWER:

FRP DEVELOPMENT CORP.,
a Maryland corporation

By:
Name:
Title:

[CORPORATE SEAL]

Tax ID No.: 58-1794556

BORROWER:

FRP MANASSAS LLC,
a Maryland limited liability company (SEAL)

By:	FRP DEVELOPMENT CORP.,
a Maryland corporation, its sole member

By:
Name:
Title:

[CORPORATE SEAL]

Tax ID No.: 20-3971594

7

PROMISSORY NOTE

$2,000,000.00	Winston-Salem, North Carolina
July 24, 2015

FOR VALUE RECEIVED, the undersigned, FRP DEVELOPMENT CORP., a Maryland corporation, and FRP Manassas LLC, a Maryland limited liability company (individually and collectively, “Borrower”), jointly and severally promise to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”), at its offices at 2000 West First Street, Suite 100, Winston-Salem, North Carolina 27104, Attention: Commercial Real Estate, or such other place as Lender shall designate in writing from time to time, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (the “Loan”), in United States Dollars, together with interest thereon as hereinafter provided, or so much as is advanced pursuant to the Loan Agreement of even date herewith (as amended from time to time, the “Loan Agreement”) between Lender and Borrower.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

1.

INTEREST RATE. Interest shall be charged on the outstanding principal balance from the date advanced until the full amount of principal due hereunder has been paid at a variable rate per annum equal to an independent index known as the LIBOR Rate, as defined below (the “Index”) plus one and ninety hundredths percent (1.90%) (the “Margin”). The interest rate payable hereunder is subject to change from time to time based on changes in the LIBOR Rate, adjusted and determined by Lender without notice to Borrower, as of the date of this Note and on the first (1st) day of each calendar month thereafter (each an “Interest Rate Change Date”). For purposes hereof, the “LIBOR Rate” shall mean the independent index which is the London Interbank Offered Rate of interest for an interest period of one (1) month, which appears on Bloomberg page BBAM under the column heading “USD” on the day that is two London Business Days preceding each Interest Rate Change Date (the “Reset Date”). “London Business Day” shall mean any day on which commercial Lenders in London, England are open for general business. If the LIBOR Rate, as defined above, is not available or is not published for any Reset Date, then Lender shall, at its sole discretion, choose a substitute source for the LIBOR Rate, which LIBOR Rate plus the Margin shall become effective on the next Interest Rate Change Date. If the Index becomes unavailable during the term of this Loan, Lender may designate a substitute index and Margin after notice to Borrower. The interest rate payable on this Loan is not necessarily the lowest rate charged by the Lender on its loans. Borrower understands that Lender may make loans based on other rates as well. Lender will tell Borrower the current interest rate payable on this Loan upon Borrower’s request. The change in interest rate payable on this Loan will not change more often than once each month. The current Index applicable to this Loan is 0.189% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate per annum of the Margin over the Index, resulting in an initial rate of 2.089% per annum.

The annual interest rate for this Note is computed on a 360/365 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

1

2.

PAYMENT OF INTEREST; MATURITY DATE. Interest only on the outstanding principal balance shall be due and payable in arrears on the first (1st) day of each month commencing on September 1, 2015. In addition, principal payments shall automatically be made on this Note from the Operating Account (as defined in the Loan Agreement) as more particularly set forth in Section 6.3 of the Loan Agreement. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder, shall be due and payable in full on July 24, 2020 (the “Maturity Date”).

3.

REVOLVING LINE OF CREDIT. Until such time as this Note is converted to a term loan in compliance with the terms of Section 4 below, Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow the Loan funds, subject to all of the limitations, terms and conditions of this Note, the Loan Agreement, and of any agreement executed in connection with this Note, provided that the outstanding principal balance of this Note shall at no time exceed the principal amount stated above. The unpaid principal balance of this Note at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for the account of Borrower, which unpaid principal balance may from time to time be evidenced by endorsements on this Note or by the holder’s internal records, including daily computer print-outs.

4.

CONVERSION TO TERM LOAN.  On or prior to July 24, 2017 (the “Conversion Deadline”), at Borrower’s option with ninety (90) days’ advance written notice to Lender, this Note may be consolidated with that certain $18,000,000.00 revolving line of credit note of even date herewith made by Borrower to the order of Lender and converted to a ten (10) year term loan bearing interest at the Index plus the Margin, provided that: (a) no default exists under this Note or any other Loan Document; (b) the terms of such conversion shall be subject to Lender’s approval; (c) Borrower agrees to provide to Lender all necessary due diligence including, without limitation, title endorsements, legal opinions, and other items as may be required by Lender in connection with the conversion of this Note; (d) Borrower shall provide substitute collateral to secure the converted term loan, which collateral shall meet all conditions that a Substitute Parcel is required to meet under Section 7.17 of the Loan Agreement; (e) the loan amount for the converted term loan shall not exceed fifty percent (50.0%) of the Lender-approved stabilized value of the proposed collateral, as determined by Lender based on a current appraisal of such collateral to be engaged, reviewed and approved by Lender prior to conversion; (f) the proposed collateral shall have an actual in place Net Operating Income (as evidenced by said current appraisal) sufficient to generate a minimum DSCR of 1.40 to 1.00, with a DSCR based on (A) the trailing 180-day Net Operating Income of the Property annualized with expenses customary to the Property including, without limitation, a management fee of 4.00% and replacement reserves of $0.15 per square foot, and (B) debt service (based on the proposed principal balance of the converted loan) equal to the “Minimum Underwriting Rate” under Lender’s credit policies at such time and an assumed amortization of twenty-five (25) years; and (g) Borrower agrees to execute with Lender all documents required to modify this Note and the other Loan Documents, as applicable, to set forth the modified terms of the Loan in connection with the conversion of this Note to a term loan, such modification documents to be in form and content satisfactory to Lender.  In the event this Note is not converted to a term loan in accordance herewith, this Note shall remain payable as set forth in section 2 above.

2

5.

APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, and any other fees, costs and expenses which Borrower is obligated to pay under this Note, in such order as Lender may elect from time to time in its sole discretion.

6.

TENDER OF PAYMENT. All payments on this Note are payable on or before 2:00 p.m. on the due date thereof, at the office of Lender specified above and shall be credited on the date the funds become available lawful money of the United States. All sums payable to Lender which are due on a day on which Lender is not open for business shall be paid on the next succeeding business day and such extended time shall be included in the computation of interest.

7.

LATE CHARGE. In the event that any installment of principal or interest required to be made by Borrower under this Note shall not be received by Lender within twenty (20) days after its due date, Borrower shall pay to Lender, on demand, a late charge of four percent (4%) of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Borrower’s failure to make timely payment of any amount due hereunder. No late charge shall apply to the principal balance of this Note if not paid when due.

8.

PREPAYMENT. The principal amount of this Note may be prepaid in whole or in part at any time, and from time to time without penalty or premium, provided, however, that if an Interest Rate Swap has been entered into in connection with this Note, any full or partial prepayments of principal amounts due under this Note may require termination or adjustment of the Interest Rate Swap and may result in a payment due from Borrower per the terms and conditions of the Interest Rate Swap.

9.

SECURITY FOR THE NOTE. This Note is executed and delivered in accordance with a commercial transaction described in the Loan Agreement. As security for the payment of the monies owing under this Note, Borrower has delivered or has caused to be delivered to Lender the Security Documents. In addition, the Guarantor has executed the Guaranty Agreement covering certain obligations, as described in the Guaranty Agreement.

10.

DEFAULT RATE. Any amounts due hereunder which are not made as and when due, whether by acceleration or otherwise, shall, at Lender’s option, bear interest at the lesser of (i) the Default Rate, or (ii) the highest permissible rate under applicable usury law, whichever is less. Such interest shall be payable upon demand, but in no event later than when scheduled interest payments are due, and shall also be charged on the amounts owed by Borrower to Lender pursuant to any judgments entered in favor of Lender with respect to this Note. The Default Rate shall apply both before and after any judgment on the indebtedness evidenced by this Note.

11.

EVENTS OF DEFAULT. The occurrence of any Default, as defined in the Loan Agreement, shall constitute a “Default” hereunder.

3

12.

REMEDIES. If a Default exists, Lender may exercise any right, power or remedy permitted by law or equity, or as set forth herein or in the Loan Agreement or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by or owed under any other Loan Document, to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

13.

MISCELLANEOUS.

13.1.

Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower to any regulatory body or agency having jurisdiction over Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower. However, subject to applicable law, Lender shall use reasonable efforts to protect the confidentiality of the terms and conditions of the Loan in all other respects.

13.2.

Integration. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

13.3.

Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a Default or the occurrence of a Default, or on account of any matter involving this Note, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall be paid by Borrower, on demand, and shall be deemed part of the obligations evidenced hereby.

13.4.

No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Lender of any payments by or on behalf of Borrower on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Lender and Borrower.

13.5.

Waiver. Borrower, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. Borrower agrees that Borrowers, endorsers, guarantors and sureties may be added or released without notice and without affecting Borrower’s liability hereunder. The liability of Borrower shall not be affected by the failure of Lender to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of Borrower shall be absolute and unconditional and without regard to the liability of any other party hereto.

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13.6.

No Usurious Amounts. Anything herein contained to the contrary notwithstanding, Borrower does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, Borrower is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee or premium rather than interest.

13.7.

Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

13.8.

Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower without consent shall be void and of no effect with respect to Lender.

13.9.

Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

13.10.

Sales or Participations. Lender may from time to time sell or assign, in whole or in part, or grant participations in, the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender; and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Borrower, in each case as fully as though Borrower were directly indebted to such holder. Lender shall give notice to Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

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13.11.

Jurisdiction. Borrower irrevocably appoints each and every member and/or officer of Borrower as its attorneys upon whom may be served, in writing, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Loan Document; and Borrower hereby consents that any action or proceeding against it be commenced and maintained in any state or federal court sitting in North Carolina, by service of process on any such owner, partner and/or officer; and Borrower agrees that such courts of such State shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral securing the obligations of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

13.12.

Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of North Carolina.

13.13.

Continuing Enforcement. If, after receipt of any payment of all or any part of this Note, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to, the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

13.14.

Joint and Several Liability. Borrowers shall be jointly and severally bound by and liable for this Note.

13.15.

Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

(Remainder of Page Intentionally Left Blank)

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IN WITNESS WHEREOF, Borrower, intending to be legally bound, has duly executed under seal and delivered this Note as of the day and year first above written.

BORROWER:

FRP DEVELOPMENT CORP.,
a Maryland corporation

By:
Name:
Title:

[CORPORATE SEAL]

Tax ID No.: 58-1794556

BORROWER:

FRP MANASSAS LLC,
a Maryland limited liability company (SEAL)

By:	FRP DEVELOPMENT CORP.,
a Maryland corporation, its sole member

By:
Name:
Title:

[CORPORATE SEAL]

Tax ID No.: 20-3971594

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